SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 29, 2003

ITLA CAPITAL CORPORATION

(Exact name of Registrant as specified in its Charter)

Delaware	0-26960	95-4596322

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

888 Prospect Street, Suite 110, La Jolla, California	92037

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (858) 551-0511

N/A

(Former name or former address, if changed since last report)

next page

Item 9.  Regulation FD Disclosure

          "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: This Form 8-K contains forward-looking statements that are subject to risks and uncertainties, including, but not limited to, changes in economic conditions in our market areas, changes in policies by regulatory agencies, the impact of competitive loan products, loan demand risks, the quality or composition of our loan or investment portfolios, fluctuations in interest rates and changes in the relative differences between short and long term interest rates, levels of nonperforming assets and operating results, the impact of terrorist actions and other risks detailed from time to time in our filings with the Securities and Exchange Commission. We caution readers not to place undue reliance on forward-looking statements. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for 2003 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of, us.

          Set forth below is material prepared for presentation at an industry conference:

2
next page

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

ITLA CAPITAL CORPORATION
Date:	October 29, 2003	By:	/s/ Timothy M. Doyle Timothy M. Doyle Senior Managing Director and Chief Financial Officer

end

ITLA CAPITAL CORPORATION

Corporate Overview and Financial Highlights

WHERE financial OPPORTUNITIES begin…

Index

Forward Looking Statements

- "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995
  - *This presentation contains forward-looking statements that are subject to risks and uncertainties, including, but not limited to, changes in economic conditions in our market areas, changes in policies by regulatory agencies, the impact of competitive loan products, loan demand risks, the quality or composition of our loan or investment portfolios, fluctuations in interest rates and changes in the relative differences between short and long term interest rates, levels of nonperforming assets and operating results, the impact of terrorist actions and other risks detailed from time to time in our filings with the Securities and Exchange Commission. We caution readers not to place undue reliance on forward-looking statements. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for 2003 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of, us.*

Corporate Overview

- With total assets of $1.6 billion, ITLA Capital Corporation is the largest financial institution headquartered in San Diego, California
- Primary focus is commercial real estate lending - 74% of outstanding loans secured by properties in California
- Seven retail branches located in the major California and Nevada Markets: San Diego, Orange County, Beverly Hills, Glendale, Encino, San Francisco and Carson City, NV
- Deposits consist primarily of retail certificates of deposit

Corporate Overview

- Converted to State-chartered commercial bank and regulated bank holding company effective January 1, 2003
- Regulated by the FDIC and the California Department of Financial Institutions
- Taken public in October 1995 - previously a wholly owned subsidiary of Japanese finance company, then named Imperial Thrift and Loan Association
- Consistently profitable and growing since IPO - total assets have increased from $534 million at IPO to approximately $1.6 billion at June 30, 2003

Corporate Overview

- 7 consecutive years of record annual earnings
- Loan production totaling $3.8 billion with 55bps of losses since IPO
- Consistent operating efficiencies averaging 38.21% of net revenues and 1.99% of assets since becoming a public company
- ITLA's share price, closing at a 52-week high of $46.82 on October 9, 2003, has increased approximately 273% and has outperformed the NASDAQ Composite by approximately 326% since January 2000

Financial Highlights

- Completed acquisition of the $250.0 million ICCMAC Commercial and Multi-family CMO Trust for 1.02 times book value on March 28, 2000
- Completed the Acquisition of Asahi Bank of California for 1.2 times book value on January 31, 2002, adding approximately $50 million in assets and the Metavante commercial banking technology platform
- Completed the securitization of non-conforming residential loan portfolio on March 28, 2002, issued $86.3 million of insured asset-backed notes with AAA and Aaa rating

Financial Highlights

- Acquired the performing loan portfolio and operating assets of the Lewis Horwitz Organization ("LHO") on October 25, 2002 for 1.01 times book value. The acquisition brings modest diversification through a niche business lending platform as well as providing cross-sell opportunities for retail banking products.
- Launched strategic banking alliance with Household International, Inc. tax refund lending and commercial private label revolving credit units on November 20, 2002. Realized pre-tax income in excess of $13.0 million, consisting of $9 million of net premiums earned on the sale of RAL loans and $4 million of processing and administrative fees.

Financial Highlights

- Retired 26% of outstanding common stock and returned approximately $35.8 million of capital to shareholders through Common Stock Repurchase Program
- Raised $82 million of additional capital through Trust Preferred Securities Offerings
- All balance sheet growth and expansion into new markets substantially financed via net earnings

Operating Performance

Net Income

Dollars in Millions


$20.0
$16.0
$12.0
$8.0
$4.0
$0.0
$10.0
$12.5
$14.8
$16.2
$18.1
$18.2
$20.0
$18.5
1996
1997
1998
1999
2000
2001
2002
6/30/03 (6 Mos)

Operating Performance

Growth in Earnings Per Share



$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$1.36
$1.57
$1.89
$2.21
$2.51
$2.72
$3.16
$2.86
1996
1997
1998
1999
2000
2001
2002
6/30/03 (6 Mos)

Operating Performance

Return on Average Equity



24.00%
20.00%
16.00%
12.00%
8.00%
4.00%
0.00%
12.86%
13.23%
13.95%
14.23%
13.95%
13.28%
13.56%
21.95%
1996
1997
1998
1999
2000
2001
2002
6/30/03
(6 Mos)

Operating Performance

Return on Average Equity Comparison



35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
13.87%
13.20%
13.28%
13.63%
13.47%
13.54%
13.56%
31.72%
21.95%
9.88%
10.35%
10.16%
10.02%
10.40%
11.09%
11.07%
13.18%
6/30/01
9/30/01
12/31/01
3/31/02
6/30/02
9/30/02
12/31/02
3/31/03
6/30/03
ITLA Capital Corporation
Public Thrifts through 12/31/02, Comm'l Banks <$10 Billion in Assets Eff 1/01/03

Year-to-Date

Source: SNL Financial

Operating Performance

Return on Average Assets


1.8%
1.6%
1.4%
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
1.44%
1.46%
1.46%
1.57%
1.47%
1.32%
1.41%
1.66%
1996
1997
1998
1999
2000
2001
2002
6/30/03
(6 Mos)

Operating Performance

Return on Average Assets Comparison


2.00%
1.60%
1.20%
0.80%
0.40%
0.00%
6/30/01
9/30/01
12/31/01
3/31/02
6/30/02
9/30/02
12/31/02
3/31/03
6/30/03
1.38%
1.32%
1.32%
1.37%
1.41%
1.44%
1.41%
1.81%
1.66%
0.93%
0.99%
0.89%
0.94%
0.98%
1.01%
0.98%
1.14%
ITLA Capital Corporation
Public Thrifts through 12/31/02, Comm'l Banks <$10 Billion in Assets Eff 1/01/03

Year-to-Date

Source: SNL Financial

Operating Performance
Assets and Revenue Per Associate

Dollars in Millions


Assets per Associate
$12
$10
$8
$6
$4
$2
$0
$10.90
$3.87
2003
ITLA
Average of FDIC-Insured Commercial Banks with Assets Less than $10 Billion


Revenue per Associate
$0.8
$0.7
$0.6
$0.5
$0.4
$0.3
$0.2
$0.1
$0.0
$0.73
$0.14
2003

Operating Performance

Asset Growth - Total Assets

Dollars in Millions



$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$534
$611
$810
$1,016
$1,033
$1,116
$1,415
$1,508
$1,722
$1,563
I
P
O
9/30/95
12/31/95
12/31/96
12/31/97
12/31/98
12/31/99
12/31/00
12/31/01
12/31/02
6/30/03

Operating Performance

Book Value

Dollars in Millions



$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
$39
$89
$99
$106
$124
$134
$138
$157
$175
IPO
1995
1996
1997
1998
1999
2000
2001
2002
6/30/03

Lending Operations

Summary of Annual Loan Production

Dollars in Millions



$700
$600
$500
$400
$300
$200
$100
$0
$365
$356
$86
$395
$136
$394
$403
$251
$502
$544
$36
$94
$246
1996
1997
1998
1999
2000
2001
2002
6/30/03 (6 Mos)
Acquisition of Lewis Horwitz Organization
Acquisition of Asahi Bank of California
Acqusition of ICCMAC Trust
Loans Sold to Third Party Investors
Annual Loan Production

Lending Operations

Loan Portfolio

Dollars in Millions



$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$454
$667
$818
$895
$971
$1,285
$1,311
$1,471
$1,348
12/31/95
12/31/96
12/31/97
12/31/98
12/31/99
12/31/00
12/31/01
12/31/02
6/30/03

Lending Operations

Composition of Loan Portfolio

June 30, 2003 $1,348 million

Dollars in Millions

Facility	Amount	
REAL ESTATE LOANS		
Apartments	$578	
Retail	114	
Special Purpose/Hotel	81	
Construction	97	
1-4 Family	2	
Office	94	
Other Commercial	101	
Warehouse	27	
Mixed Use	59	
Mobile Home Park	20	
Land	2	
		1,175
COMMERCIAL BUSINESS LOANS		
Motion Pic Film Finance	102	
Franchise	63	
Comm'l Priv Label RC	7	
RAL Loans	1	
		173
Total		$1,348



MY BIG FAT GREEK WEDDING



Collateral Location - Real Estate Loans

Northern California
$217 / 18%

June 30, 2003

$1,175 Million



California
$865 / 74%


Non-California
$310 / 26%

Southern California
$648 / 56%

Net Interest Spread Summary


5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
4.58%
4.29%
4.30%
4.47%
3.72%
3.68%
4.93%
2.94%
1996
1997
1998
1999
2000
2001
2002
6/30/03 (6 Mos)

Lending Operations

Imperial Capital Bank Yield and Spread Summary

For the Period 12/01 - 6/03



10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
8.57%
8.12%
8.14%
7.94%
7.58%
4.56%
5.45%
4.30%
4.65%
4.96%
5.00%
4.86%
1.85%
2.82%
4.27%
3.47%
3.18%
2.94%
2.72%
2.71%
2.63%
Dec 31, 2001
Mar 31, 2002
Jun 30, 2002
Sept 30, 2002
Dec 31, 2002
Mar 31, 2003
Jun 30, 2003
Avg. Yield on Earning Assets
Avg. Rate on Interest-Bearing Liab.
Primary Spread

Year-to-Date

Lending Operations

Historical Cost of Funds vs. Six-Month LIBOR


7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
5.80%
4.82%
4.75%
5.94%
5.64%
5.77%
5.74%
5.34%
6.32%
5.31%
3.19%
2.64%
3.62%
3.43%
5.08%
6.09%
5.59%
5.84%
5.54%
5.54%
6.66%
3.73%
1.88%
1.26%
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
6/30/03 (6 Mos)
Average 6-Month LIBOR
ITLA Cost of Funds

Loan Loss Summary

Charge Off Experience



Charge-Offs as a Percent of Average Loans
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
-0.5%
3.14%
0.37%
0.28%
-0.01%
0.20%
0.18%
0.39%
0.36%
0.41%
1995
1996
1997
1998
1999
2000
2001
2002
6/30/03
(6 Mos)

Loan Loss Summary

Non-Performing Loans



Non-Performing Loans as a Percent of Total Loans
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.46%
0.96%
1.00%
0.62%
0.82%
1.42%
1.17%
0.40%
0.37%
1995
1996
1997
1998
1999
2000
2001
2002
6/30/03 (6 Mos)

Loan Loss Summary

Non-Performing Assets to Total Assets



Non-Performing Assets as a Percent of Total Assets
2.40%
2.00%
1.60%
1.20%
0.80%
0.40%
0.00%
2.14%
1.56%
1.21%
0.64%
0.81%
1.44%
1.92%
1.08%
1.39%
IPO
1995
1996
1997
1998
1999
2000
2001
2002
6/30/03 (6 Mos)

Loan Loss Summary

Loan Loss Reserve Coverage


Allowance for Loan Losses as a Percent of NPLs
700.0%
600.0%
500.0%
400.0%
300.0%
200.0%
100.0%
0.0%
169.5%
146.2%
309.4%
249.4%
149.8%
174.3%
555.6%
682.1%
12/31/96
12/31/97
12/31/98
12/31/99
12/31/00
12/31/01
12/31/02
6/30/03

Operating Efficiency

Efficiency Ratio Comparison


70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
56.69%
56.78%
58.15%
58.86%
58.36%
56.65%
56.74%
61.14%
38.03%
38.25%
37.85%
37.89%
36.86%
36.16%
36.70%
26.70%
32.32%
6/30/01
9/30/01
12/31/01
3/31/02
6/30/02
9/30/02
12/31/02
3/31/03
6/30/03
ITLA Capital Corporation
All Thrifts through 12/31/02, Comm'l Banks < $10 Billion in Assets Eff 1/01/03

Year-to-Date

Source: SNL Financial

Operating Efficiency

Top 10 Most Efficient Bank Holding Companies Among the Largest 500

As Ranked by American Banker

In the first quarter of 2003. Dollars in thousands*

Published September 4, 2003

		Efficiency ratio**		Noninterest expense			31-Mar
		1Q 2003	Yr. earlier	1Q 2003	Yr. earlier	Change	Assets
1	First Financial Holdings Renton, Wash.	19.88%	NA	$727	NA	NA	$685,964
2	Hudson City MHC Paramus, N.J.	24.51	26.07%	25,521	$24,166	5.61%	14,913,505
3	New York Community Bancorp Inc. Westbury	27.62	33.99	35,427	34,059	4.02	12,022,113
4	ITLA Capital Corp. La Jolla, Calif.	29.59	NA	10,860	NA	NA	1,613,202
5	West Bancorp Inc. West Des Moines, Iowa	30.48	30.15	2,906	2,773	4.8	852,385
6	SBC Inc. Countryside, Il.	32.86	33.4	2,754	2,557	7.7	687,138
7	North Fork Bancorp Melville, N.Y.	33.13	32.71	80,631	76,269	5.72	22,391,900
8	W Holding Co. Inc. Mayaguez, Puerto Rico	33.63	39.25	19,251	16,747	14.95	8,848,315
9	Intervest Bancshares Corp. New York	34.51	37.37	1,784	1,462	22.02	727,945
10	Amboy Bancorp Old Bridge, N.J.	34.63	38.34	7,795	8,030	-2.93	1,996,161

*Consolidated data from Y9-C reports; includes U.S. units of foreign holding companies.
**Noninterest expense divided by (total income minus interest expense)
Source: Sheshunoff Information Services, a division of Thomson Corp.

Regulatory Capital

Summary of Excess Capital over Regulatory Capital



$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
$37,555
$23,246
$39,719
$22,680
$24,305
$5,577
$32,761
$13,318
$38,622
$17,271
$46,128
$22,956
$90,376
$62,317
$106,699
$79,313
$113,843
$87,149
12/31/96
12/31/97
12/31/98
12/31/99
12/31/00
12/31/01
12/31/02
3/31/03
6/30/03
Imperial Capital Bank Excess Capital over Adequately Capitalized
Imperial Capital Bank Excess Capital over Well Capitalized

Stock Performance

46 Months: Jan 2000- October 2003



46.82 – October 9, 2003
33.23
20.96
19.13
12.25
300%
250%
200%
150%
100%
50%
0%
-50%
-100%
Dec-99
Mar-00
Jun-00
Sep-00
Dec-00
Mar-01
Jun-01
Sep-01
Dec-01
Mar-02
Jun-02
Sep-02
Dec-02
Mar-03
Jun-03
Sep-03

Stock Performance

P:E Ratio Comparison



16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
0.0
6/30/01
9/30/01
12/31/01
3/31/02
6/30/02
9/30/02
12/31/02
3/31/03
6/30/03
14.2
13.5
13.9
13.8
14.6
13.5
13.3
13.5
13.9
13.3
13.5
13.6
14.5
13.3
13.2
13.4
6.4
8.2
7.7
8.3
9.9
10.1
10.6
7.2
8.7
ITLA Capital Corporation
Public Thrifts (Source: Friedman Billings Ramsey, Inc.)
Public Banks (Source: Friedman Billings Ramsey, Inc.)

Household Strategic Banking Alliance

- Overview
  - ITLA's banking subsidiary, Imperial Capital Bank (ICB) provides banking services to Household's tax refund and private label commercial finance units
  - ICB originates the loan products and sells substantial participation interests in each loan to Household, while retaining a small interest
  - ICB provides treasury, cash management, credit administration and regulatory compliance services for the programs
  - Household technology platforms are used to provide necessary infrastructure to service and support the lending programs

Household Strategic Banking Alliance

- Agreements
  - Four-year term for the tax refund lending program, two-year term for the commercial private label finance program
  - Substantial break-up fee in the event the agreements are terminated by Household during the first two years
- Profitability
  - Income stream from the transaction fees and loan portfolio participation
  - Realized pre-tax income in excess of $13.0 million, consisting of $9.0 million of net premiums earned on the sale of RAL loans and $4.0 million of processing and administrative fees

Household Strategic Banking Alliance

- Indemnification and Guarantee
  - Household has provided ICB with broad and comprehensive indemnifications from third party claims arising from the programs
  - Household has provided ICB with unconditional guarantees for their subsidiaries' obligations under the agreements

Strategic Overview

- Tri-State Regional Banking Strategy
  - Expand Regional Presence in Nevada and Arizona
  - Seize "Imperial" Brand Equity
- Business Lending Diversification
  - Lewis Horwitz Organization
  - Imperial Capital Franchise Finance
  - Household International, Inc. Strategic Business Alliance
  - Develop and/or Acquire Synergistic Business Lending Products or Platforms

Strategic Overview

- Banking Products and Services
  - Demand Account Generation
  - Technology Driven Products and Services
  - Reconfigure Branches to Support Operations of a Commercial Bank
- Cross-Selling Opportunities
  - Existing Customer Base
  - Underserved Small Market Niche Customers
- Strategic Acquisitions